# THE GLOBAL LIVE MUSIC BRAND FOR ALL SCREENS

Vision: Our mission is to harness the global passion for live music and the explosion of streaming to build the leading media company dedicated to the live music lifestyle. Since launch in 2015, LiveXLive has been building an online destination for music fans to enjoy premium live performances from music venues and leading music festivals around the world, as well as engaging original content, interviews and exclusives.

LIVE X LIVE

## Content: What's On LiveXLive?


OUTSIDE LANDS
SUMMERFEST
Rock in Rio
Paléo Festival

Festivals & Concerts: Our Festival slate features live and VOD content from some of the biggest events around the world, including:

- Rock in Rio
- Outside Lands
- Bumbershoot
- Hangout
- Rock On The Range
- Paléo Festival
- Summerfest
- Amazonia Live

Huge Artists: Our festival streaming lineup has included performances by 200+ of music's premiere artists across multiple genres, including:

- Rihanna
- Katy Perry
- Metallica
- Lorde
- Radiohead
- Chance The Rapper
- Bruce Springsteen
- Twenty One Pilots
- Maroon 5
- Alicia Keys
- Gorillaz
- Shawn Mendes

Venue Network: We are also building a venue network featuring many of the hottest venues, clubs and performance spaces in the world, including:

- Exchange LA
- Tao
- E11even Miami
- Saban Theatre
- Marquee Nightclub
- Lavo

Original Content: Development team features Hollywood Studio Execs and Emmy Winners. More than 20 projects in development including the only daily news program dedicated to live music and lifestyle, "Live Zone."

Curation: Our team keeps the network flush with the hottest live-music related content, driving audiences to relevant, low cost content.

## Marketing

LiveXLive Influencers: We operate a fast growing influencer team of top social media stars who work as social editors & content creators with a an audience reach of over 90M highly engaged fans! Amanda Cerny serves as the head of this division, which will be looking for the next great social media talents to add to our roster.

- Amanda Cerny
- Jake Paul
- King Bach
- Johannes Bartl
- Justin Roberts



# Team

Led by thought leaders in music and technology, including executives and visionaries from stalwart entertainment companies such as Universal Music Group, Warner Bros. Records, and CAA, as well as renown A&R and production talent.



Robert Ellin
Chairman & CEO



Jerry Gold
CFO & EVP



Doug Schaer
COO



Phil Quartararo
President, LiveXLive



Mike Bebel
EVP Corp Dev



Schuyler Hoversten
CRO



Jim Lefkowitz
President LXL Studios



Blake Indursky
CBO

**Advisory Board**
Steve Bornstein
Jason Flom
Hank Neuberger
Chris McGurk
Tim Spengler

# Distribution

Partnerships: Uniquely versatile content allows diverse co-distribution opportunities. We have already worked with MTV, Complex, AOL, and dailymotion to expand reach.

Apps: Our dedicated app suite and site will touch all connected screens.

| DEVICES / VEHICLES / OPERATING SYSTEMS | LAUNCHING LIVEXLIVE APPS | CARRIER |
| --- | --- | --- |
| android, Tesla, android auto, Apple CarPlay, SONOS, Google cast, iPhone, Toyota, Lexus, Roku, iPad, Honda, Acura, RAM, SONY, Windows 10, Ford, Jeep, Aol., Samsung, BlackBerry, Chrysler, Dodge, XBOX | Roku, amazon fireTV, tv | T-Mobile, verizon, Sprint, US Cellular, TELUS |

# Business Strategy

Ecosystem: An engaged direct relationship with live music fans will yield multiple revenue streams from data to subscriptions and direct to consumer sales to targeted sponsor integrations.


MONETIZATION
CONTENT
TECHNOLOGY
DATA
MARKETING & DISTRIBUTION
PLATFORM ENGAGEMENT
LIVEXLIVE

Industry: We are positioned in the center of music's two positive growth sectors: live music events and music streaming. Market growth coupled with falling cost of content creation places us in prime position to take advantage.

Data: User experience crosses all screens and will collect key pieces of data points to gain valuable insights on users' viewing habits, trends and preferences, allowing for great monetization and personalization.



## E-Commerce

**Merchandise:** OneLive Media is our strategic e-commerce partner, providing direct relationships with some of the biggest acts in the world, as well as solutions for merchandise, print on demand, shipping, fan club, and VIP.

**Ticketing:** Our ticketing platform in based on an established system, and provides ticketing services for leading global nightlife, festivals and events, as well as infrastructure for marketing, technology, data and monetization.

## M&A

Slacker Radio: A key company in digital audio offering a modern spin on the classic 'lean back' radio experience. Our vision is that our combined music content creation and curation teams, coupled with combined tech experience will create a vast network for audio and video channels across mobile, TV and automobile apps.

Slacker RADIO


BEYONCÉ
TOUR RADIO


OUTSIDE LANDS
2017 FESTIVAL ROUNDUP
FESTIVALS
amazon fireTV
Roku
tv
iOS
android

## Apps and Technology

**Apps:** Users can hold LiveXLive in their hand, and in 2018 hang it on their wall, as apps will populate across phones, tablets and set top boxes. These apps will receive live programming and today's news in a clear and upfront manner, followed by sub-windows highlighting additional stages, venues, and events.

**Personalization:** Registering and creating a custom profile will give users a personalized experience, and our data tracking technology will create a deeper connection between the user and the app.